UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2005

TNP ENTERPRISES, INC.
(Exact name of registrant as specified in charter)

Texas	2-89800	75-1907501
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 International Plaza, P.O. Box 2943, Fort Worth, Texas   76113
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (817) 731-0099

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

TEXAS-NEW MEXICO POWER COMPANY
(Exact name of registrant as specified in charter)

Texas	2-97230	75-0204070
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 International Plaza, P.O. Box 2943, Fort Worth, Texas   76113
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (817) 731-0099

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Item7.01 Regulation FD Disclosure

See the press release attached hereto as Exhibit 99.1 dated May 4, 2005, announcing the financial results for the first quarter ended March 31, 2005 for TNP Enterprises, Inc. and Texas-New Mexico Power Company.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99           Press Release of the Registrant dated May 4, 2005

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP ENTERPRISES, INC.
(Registrant)

Date: May 5, 2005	By:	/s/ THEODORE A. BABCOCK

Theodore A. Babcock, Chief Financial Officer

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS-NEW MEXICO POWER COMPANY
(Registrant)

Date: May 5, 2005	By:	/s/ SCOTT FORBES

Scott Forbes
Senior Vice President- Chief Financial Officer